UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 16, 2006


                             MEDIACOM BROADBAND LLC
                         MEDIACOM BROADBAND CORPORATION
           (Exact name of Registrants as specified in their charters)


       Delaware                     333-72440                   06-1615412
       Delaware                    333-72440-01                 06-1630167
(State of incorporation       (Commission File Nos.)           (IRS Employer
   or organization)                                         Identification Nos.)


                              100 Crystal Run Road
                           Middletown, New York 10941
                    (Address of principal executive offices)


                  Registrants' telephone number: (845) 695-2600


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 2.04      Triggering  Events That Accelerate or Increase a Direct Financial
               Obligation  or  an   Obligation   under  an   Off-Balance   Sheet
               Arrangement.

     Mediacom Communications Corporation owns cable systems through two principal subsidiaries, Mediacom LLC and Mediacom Broadband LLC. On June 16, 2006, Mediacom Broadband LLC and Mediacom Broadband Corporation, a wholly-owned subsidiary of Mediacom Broadband LLC (collectively, the "Registrants"), provided notice, in accordance with and pursuant to Section 1101 of the Indenture dated as of June 29, 2001 by and among the Registrants and The Bank of New York as trustee, that the Registrants have called for the redemption of $400,000,000 aggregate principal amount of their 11% Senior Notes due 2013 (the "Notes"). The redemption date will be July 17, 2006 (the "Redemption Date") and the redemption price will be 105.50% of the principal amount of the Notes to be redeemed plus accrued and unpaid interest to the Redemption Date.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

Dated: June 19, 2006


                                 Mediacom Broadband LLC


                                 By: /s/ Mark E. Stephan
                                     ------------------------------------------
                                      Mark E. Stephan
                                      Executive Vice President,
                                      Chief Financial Officer and Treasurer


                                 Mediacom Broadband Corporation


                                 By: /s/ Mark E. Stephan
                                     ------------------------------------------
                                      Mark E. Stephan
                                      Treasurer and Secretary